SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549



                                         Form 8-K


                                      CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        December 7, 2000
                                           ___________________________________


                                        ALICO, INC.
________________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                              59-0906081
______________________________________________________________________________
(State or other jurisdiction    (Commission                       (IRS Employer
           of incorporation)     File Number)                Identification No.)


Post Office Box 338, La Belle, Florida                                  33975
______________________________________                           _______________
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code                (863) 675-2966
                                                   _____________________________

Item 5.      Other Events.

(A)    Annual Meeting of Shareholders of Alico, Inc. on December 7, 2000:

       (1) All directors listed in the proxy statement, namely, Richard C. Ackert, William L.Barton, Walker E. Blount, Jr.,
           Ben Hill Griffin, III, Ben Hill Griffin, IV, K. E. Hartsaw,
           W. Bernard Lester and Thomas E. Oakley were re-elected.

(B)    Board of Directors Meeting

       (1) At the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders the following officers were elected.

           Chairman of the Board and
             Chief Executive Officer                       Ben Hill Griffin, III

           Vice Chairman of the Board                      Thomas E. Oakley

           President and Chief Operating Officer           W. Bernard Lester

           Vice President, Chief Financial Officer,
             Treasurer and Assistant Secretary             L. Craig Simmons

           Vice President, Ranch Division	                 B. Wade Grigsby

           Vice President, Citrus Division                 Steven M. Smith

           Vice President, Sugarcane and
             Special Crops Division                        John T. Brantley

           Vice President, Heavy Equipment
             and Facilities Maintenance Division           Robert P. Miley

           Controller and Assistant Treasurer              Deirdre Purvis

           Secretary                                       Billie Jo Gaskins

           Assistant Secretary                             Denise Plair


                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALICO, INC.
                                                   (Registrant)


                                                   /s/ W. BERNARD LESTER

December 15, 2000                     ________________________________________
Date                                           W. Bernard Lester, President
                                               (Signature)